AMENDMENT NO. 2 TO SUBSIDIARY SECURITY AGREEMENTS


            AMENDMENT dated as of June 30, 1995 to the Subsidiary Security Agreements (each, as previously amended, a "Security Agreement") dated as of July 19, 1994 and each by one of the corporations identified as the Pledgors on the signature pages hereof (each, a "Pledgor") in favor of Morgan Guaranty Trust Company of New York, as Collateral Agent.

                       W I T N E S S E T H:

            WHEREAS, the Pledgors desire to amend the Subsidiary
Security Agreements to effect the amendments reflected herein; and

            WHEREAS, the Required Banks have authorized and directed the Collateral Agent to execute and deliver this Amendment;

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1.  Definitions; References.  Unless
otherwise specifically defined herein, each term used herein that is defined in the Security Agreements shall have the meaning assigned to such term in the Security Agreements. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Security Agreements shall from and after the date hereof refer to the Security Agreements as amended hereby.

            SECTION 2.  Amendment to the Recitals.  (a) The
limitation appearing in Paragraph C of the recitals of each of the Security Agreements is amended by changing the dollar figure appearing therein from "$160,000,000" to "$200,000,000."

            (b) Paragraph E of the recitals of each of the Security Agreements is amended by inserting immediately after the phrase "Further Letter of Credit Agreements" which appears therein the phrase "or providing Short-term Bank Debt".

            (c) The recitals of each of the Security Agreements are further amended by inserting immediately after Paragraph C the following new Paragraph D, and relettering Paragraphs D, E and F accordingly:

            D. It is contemplated that the Borrower may incur Debt owing to one or more of the Banks (in addition to Loans available under the Credit Agreement), payable on demand or maturing less than one year after the date of its incurrence, in an aggregate principal amount outstanding at any time not exceeding $100,000,000, which has been designated by the Borrower in writing to the holder of such Debt, on or before the date of incurrence of such Debt, as being entitled to the benefits of the Guarantee Agreement (as defined below) ("Short-term Bank Debt");

            SECTION 3.  Amendment of Section 11.  (a)
Subsection (c) of Section 11 of each of the Security Agreements is amended by adding the following new sentence at the beginning of such subsection:

  The Borrower may from time to time, and upon request of the Collateral Agent from time to time shall, furnish to the Collateral Agent a certificate signed by a Responsible Officer which shall identify the name and address of each Bank, if any, to which any Short-term
  Bank Debt is outstanding as of the date of such certificate, specifying the principal amount of such Bank's Short-term Bank Debt and the date on which such Short-term Bank Debt was incurred.

            (b) Subsection (c) of Section 11 of each of the Security Agreements is further amended by inserting in clause (i) of the second sentence thereof (as determined after giving effect to the other amendments herein) immediately after the phrase "Further Letter of Credit Agreement," the phrase "or constituting Short-term Bank Debt,".

            (c) Subsection (c) of Section 11 of each of the Security Agreements is further amended by inserting in clause (i) of the second sentence thereof (as determined after giving effect to the other amendments herein) immediately after the phrase "pursuant to the Guarantee Agreement" the phrase "or most recently pursuant to the first sentence of this Section 11(c)".

            (d) Subsection (c) of Section 11 of each of the Security Agreements is further amended by renumbering clause (i) of the second sentence thereof (as determined after giving effect to the other amendments herein) as clause (1).

            SECTION 4.  Amendment of Section 17.  Section 17 of
each of the Security Agreements is amended by inserting immediately after the second proviso in the first sentence the following proviso:

  ; provided further that without the consent of the Banks to whom a majority of the obligations constituting Short-term
  Bank Debt are owed, no such amendment, modification, supplement, termination or waiver may (i) exclude any Short-term Bank Debt from the definition of Secured
  Obligations or (ii) change the provisions of clause
  Second of Section 11 hereof which would adversely affect the rights of the holders of any Short-term Bank Debt.

            SECTION 5. Amendment of Section 22. Section 22 of each of the Security Agreements is amended by inserting immediately after the phrase "Further Letter of Credit Agreement" which appears therein the phrase ", or the obligee of any Short-term Bank Debt".

            SECTION 6.  Amendment of Section 28.  (a)  Clause
(i) of Section 28 of each of the Security Agreements is amended by changing the word "Pledgor" appearing therein to "Borrower".

            (b) Clauses (ii), (iii) and (v) of Section 28 of each of the Security Agreements are amended by inserting the phrase "any agreement or instrument evidencing Short-term Bank Debt," immediately after the phrase "any Interest Rate Protection
Agreement,", each time such phrase appears in such clauses.

            SECTION 7. Amendment of Section 29. Section 29 of each of the Security Agreements is amended by inserting immediately after the phrase "the Credit Agreement" which appears therein the phrase ", any agreement or instrument evidencing Short-term Bank Debt".

            SECTION 8.  Counterparts.  This Amendment may be
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            SECTION 9.  Governing Law.  THIS AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                      PLEDGORS:

                      121 EAST MAIN STREET, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      27 SLAYTON AVENUE, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      29 SUPER MARKET, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      35 CHURCH STREET, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      BIG W OF FLORIDA, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      COMMERCIAL COLD/DRY STORAGE COMPANY

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      FLEMING FOREIGN SALES CORPORATION

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      FLEMING INTERNATIONAL LTD.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      FLEMING SUPERMARKETS, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      FLEMING SUPERMARKETS OF FLORIDA, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      FLEMING TRANSPORTATION SERVICE, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      FLEMING WHOLESALE, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      GATEWAY DEVELOPMENT CO., INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      GATEWAY FOODS, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      GATEWAY FOODS OF ALTOONA, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      GATEWAY FOODS OF PENNSYLVANIA, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      GATEWAY FOODS OF TWIN PORTS, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      HEARTLAND SUPERMARKETS, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      KENNSINGTON AND HARLEM, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      LADYSMITH IGA, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      LAKE MARKETS, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      MT. MORRIS SUPER DUPER, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      NIAGARA FALLS SUPER DUPER, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      NORTHGATE PLAZA, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      RICHLAND CENTER IGA, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      SCRIVNER OF ALABAMA, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      SCRIVNER OF ILLINOIS, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      SCRIVNER OF IOWA, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President

                      SCRIVNER OF KANSAS, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      SCRIVNER OF NEW YORK, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      SCRIVNER OF NORTH CAROLINA, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      SCRIVNER OF PENNSYLVANIA, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      SCRIVNER OF TENNESSEE, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      SCRIVNER OF TEXAS, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      SCRIVNER TRANSPORTATION, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President


                      SMARTRANS, INC.

                      By______________________________
                        Name:   John M. Thompson
                        Title:  Vice President

                      COLLATERAL AGENT:

                      MORGAN GUARANTY TRUST COMPANY OF
                      NEW YORK, as Collateral Agent

                      By _____________________________
                         Name:
                         Title: